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                                 EXHIBIT 10.16






                         ADVANCED MICRO DEVICES, INC.



                             EXECUTIVE BONUS PLAN


                           Personal and Confidential
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AMD EXECUTIVE BONUS PLAN
================================================================================



                               TABLE OF CONTENTS

                                                                Page
                                                                ----

       I.    Purpose___________________________________________  3

       II.   Overview__________________________________________  3

       III.  Short-Term Performance Plan (STPP)________________  4

       IV.   Long-Term Performance Plan (LTPP)_________________  6

       V.    Timing of Payouts_________________________________  8

       VI.   EBP Administration________________________________  8

       VII.  Financial Terms Explained_________________________  9

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AMD EXECUTIVE BONUS PLAN
================================================================================



I.   PURPOSE

     The Executive Bonus Program (EBP) provides an incentive for AMD's Vice Presidents and the Officer Staff to maximize short- and long-term financial and sales performance.

II.  OVERVIEW

     o  The EBP has two separate elements: the Short-Term Performance Plan
        (STPP) which provides an annual incentive, and the Long-Term Performance Plan (LTPP) which rewards sustained Corporate performance over a three-year period.

     o The STPP motivates participants to exceed Corporate Operating Income and selected Division objectives. Executives are assigned to different tiers of the STPP (with varying award targets and maximums) depending upon their roles.

     o The LTPP measures AMD's 3-year performance on Return on Equity (ROE) and sales growth relative to the external marketplace.

     o Expressed as percents of base salary, target and maximum awards for the EBP are as follows:

- - --------------------------------------------------------------------------------------------------

PLAN ELEMENT                                              TARGET AWARD            MAXIMUM AWARD
                        PERFORMANCE MEASURE                (% OF BASE)             (% OF BASE)
- - --------------------------------------------------------------------------------------------------
  STPP               Corporate Operating Income,            40% - 50%              80% -100%
                    Division Measures (may vary)
- - --------------------------------------------------------------------------------------------------
  LTPP                  3 Year Relative ROE &                  30%                   60%
                            Sales Growth
==================================================================================================
Total EBP                                                   70% - 80%             140% - 160%
- - --------------------------------------------------------------------------------------------------

     o Calculations of STPP bonuses use the participant's annualized base salary as of December 31 of the plan year. For LTPP bonuses, the participant's annualized base salary as of December 31 of Plan Year 3 is used. The base salary amount is modified subject to the proration provisions as described in section VI., EBP Administration.

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AMD EXECUTIVE BONUS PLAN
================================================================================


     o The EBP is funded by a maximum of 3 percent of AMD's reported Operating Income.


III. SHORT TERM PERFORMANCE PLAN (STPP)

     The STPP bonus is earned by achieving specific levels of Corporate performance against reported Operating Income. In addition, a portion of the STPP is based on the achievement of Division performance objectives as established by the Office of the CEO.

     STPP awards vary depending on actual performance against planned Operating Income and Division objectives. Target awards are earned when planned objectives are achieved. If Operating Income and Division performance objectives are exceeded, then awards up to the maximum may be earned. Conversely, in poor performance years, STPP payouts will be greatly reduced or eliminated.

STPP PLAN PARAMETERS:

     o The Corporate portion makes up a minimum of 80% of the STPP payout, while the Division portion comprises no more than 20% of the STPP payout.

     o For any payout to occur on the Corporate portion of the STPP, the current year's actual Operating Income must be greater than 25% of the prior year's reported Operating Income (the "threshold"), and in no case be less than $0. The Office of the CEO retains discretion on payouts of the Division performance portion of the STPP.

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AMD EXECUTIVE BONUS PLAN
================================================================================


    A.  STPP CORPORATE PERFORMANCE CALCULATION:

        First a target multiplier (ranging from 0 to 2) is calculated based on actual Operating Income against planned Operating Income.

        Then the actual STPP bonus amount for the Corporate portion of the plan is calculated as follows:

        Target  Multiplier x Target % x Base Salary = STPP Corporate Bonus Award


        Awards for the Corporate portion of the STPP are earned as follows:

          o When actual Operating Income is equal to planned Operating Income, the target award is generated.

          o When actual Operating Income is 125% or more than planned Operating Income, the maximum award is generated.

          o When actual Operating Income is less than the threshold (or $0), no bonus is generated.

        The annual STPP threshold, Operating Income goal, and target multiplier formulas are generated and communicated to the participants each year.

    B. STPP DIVISION PERFORMANCE CALCULATION

        The Division performance objectives are determined annually by the appropriate member of the Office of the CEO. The target and maximum payout amounts for the Division performance portion will not exceed 20% of the total STPP bonus.

        Specifics of the Division portion are communicated to participants each year, along with the objectives for the Corporate portion of the STPP.

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AMD EXECUTIVE BONUS PLAN
================================================================================

IV.   LONG-TERM PERFORMANCE PLAN (LTPP)

      The LTPP has a target bonus of 30% of base salary and a maximum opportunity of 60% for all participants. It is based on sustained Corporate performance on both financial and sales growth measures relative to AMD's competitive marketplace over a rolling three-year period.

      The actual LTPP bonus as a percent of salary is the product of two multipliers (the Financial Performance Multiplier and the Sales Performance Multiplier) times the 30% target payout. The multipliers are derived from a Financial Performance Delta and a Sales Performance Delta, both representing comparisons against the external marketplace. Their derivations are described as follows:


      A. Financial Performance Delta is the difference between AMD's Return on Equity, ROE (AMD), over a three-year period and the three-year average Return on Equity for the Standard and Poor's 500, ROE (S&P), for the same period.

        The Financial Performance Delta is calculated as follows:

        3-Year ROE (AMD) - 3-Year ROE (S&P) = Financial Performance Delta

        Three-year ROE (AMD) is calculated by dividing AMD's total Net Income (N.I.) earned over the three-year period (Year 1 through Year 3) by the sum of AMD's average annual Shareholders' Equity (S.E.) over the same period. Average annual S.E. is the simple average of the year-beginning and year-ending S.E.

        Three-year ROE (S&P) is calculated by averaging ROE reported for the S&P 500 for the period (Year 1 through Year 3):

           3-Year ROE (S&P)  =  ROE Year 1 + ROE Year 2 + ROE Year 3
                                ------------------------------------
                                                 3

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AMD EXECUTIVE BONUS PLAN
================================================================================

     The Financial Performance Multiplier is derived from the equations shown below.

         Equations
         ---------
               If:  delta is less than -6.0                                   Then multiplier            = 0
                    -6.0 is less than delta and less than or equal to 6.0                                = 0.1667 x delta + 1
                    delta is greater than 6.0                                                            = 2




B. Sales Performance Delta is the difference between AMD's three-year sales growth and the three-year semiconductor industry sales growth, as published by Worldwide Semiconductor Trade Statistics (WSTS). Three-year Sales Growth for both AMD and the semiconductor industry is determined as follows:

         3-Year Sales Growth  =   Year 3 Sales - Year 0 Sales   x 100
                                  ---------------------------
                                         Year 0 Sales

     The percentage point difference (Sales Performance Delta) between AMD Sales Growth and WSTS Sales Growth is then computed.

     When the Delta is known, the Sales Performance Multiplier is then determined using the following equations.

         Equations
         ---------
               If:   delta is less than or equal to -30.0                     Then multiplier            = 0
                     -30.0 is less than delta and less than or equal to 0.0                              = 0.0333 x delta + 1
                      0.0  is less than delta and less than or equal to 20.0                             = 0.05 x delta + 1
                      delta is greater than 20.0                                                         = 2


C.   The Total LTPP Bonus as a percent of salary is calculated as follows:

       Financial Performance Multiplier  x  Sales Performance Multiplier

             x Target Percent =  LTPP Bonus as a Percent of Salary

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AMD EXECUTIVE BONUS PLAN
================================================================================



V.   TIMING OF PAYOUTS

     All awards earned under the STPP and LTPP are paid out by the end of Q1, following the close of the fiscal year.



VI.  EBP ADMINISTRATION

     o For the STPP, individuals who participate for less than the full plan year (fiscal year) have their awards prorated to reflect their actual participation period. For the LTPP, executives with less than one year of participation are ineligible to receive an award. During subsequent fiscal years, LTPP awards are prorated based on the actual number of fiscal months in the plan relative to 36 months of participation, subject to the provision below.

     o Participants must be full-time, active employees at the time of the bonus distribution to qualify for a bonus award. In case of retirement, death, or disability, award amounts are prorated for the fiscal year only if participants were on active employment status for less than six months. If participants were on active status for six months or more, they receive the payout for the whole year.

     o The EBP is funded by no more than 3 percent of reported Operating Income. If the calculated EBP payouts exceed that figure, awards are adjusted downward to stay within this funding limit.

     o There is no vested entitlement to any bonuses as described above. Payment of any bonuses are made at the sole discretion of the Office of the CEO.

     o AMD reserves the right to modify or terminate the plan or participation of any individual at its sole discretion.

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AMD EXECUTIVE BONUS PLAN
================================================================================

VII. FINANCIAL TERMS EXPLAINED

     o Reported Operating Income is total Operating Income as reported on external financial statements.

     o Return on Equity (ROE) is calculated by dividing Net Income for the period by average Shareholders' Equity (i.e., the average of the fiscal year's beginning and ending Shareholders' Equity). For the purposes of the LTPP, ROE for AMD will be calculated over a three-year period as described in Section IV. A.

        "Net Income" is income after all expenses, including those not shown on the internal (product line) P&L. Expenses shown on the P&L are operating expenses (the costs of operating the business), interest expenses (the costs of financing the business), and income taxes. Besides these P&L expenses, profit sharing, bonus accruals, and foreign exchange gain/loss expenses are included in the calculation of Net Income. Thus, reported Net Income is income that is available to shareholders, which the company can pay out in dividends or reinvest on their behalf. The denominator, Shareholder Equity, is the book value of the shareholders' investment in the company.

     o The Standard and Poor's 500 (S&P 500) is a composite of 500 companies chosen by Standard and Poor's Corporation because they tend to be leaders in important industries within the U.S. economy. It consists of 400 industrial, 40 financial, 40 public utilities, and 20 transportation companies. In addition to being used to measure AMD's Financial performance for the LTPP, the S&P 500 is the comparator group used in analyzing AMD's performance in the annual report and proxy statement.

     o Worldwide Semiconductor Trade Statistics (WSTS), Inc. collects, consolidates and publishes data (such as shipments and bookings) on a monthly basis from the vast majority of semiconductor companies worldwide. WSTS data are widely accepted benchmarks for performance throughout the industry. The data used for EBP purposes are worldwide semiconductor sales figures.